UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2007

SHANGHAI CENTURY ACQUISITION CORPORATION
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	000-32860	n/a
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23rd Floor, Shun Ho Tower, 24-30 Ice House Street, Central, Hong Kong SAR, China	n/a
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (852) 2854-8989

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

IMPORTANT NOTICES

SHANGHAI CENTURY ACQUISITION CORPORATION (“SHANGHAI CENTURY”) AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF SHANGHAI CENTURY’S SHAREHOLDERS TO BE HELD TO APPROVE THE ACQUISITION (DEFINED HEREIN). EACH OF THE SHANGHAI CENTURY’S OFFICERS AND DIRECTORS ARE ALSO STOCKHOLDERS OF SHANGHAI CENTURY AND HAVE WAIVED THEIR RIGHTS TO ANY LIQUIDATION DISTRIBUTION THE COMPANY MAKES WITH RESPECT TO SHARES THEY ACQUIRED BEFORE THE IPO. THEREFORE, THEIR SECURITIES WILL BE WORTHLESS IF SHANGHAI CENTURY DOES NOT ACQUIRE A TARGET BUSINESS WITHIN TWO YEARS OF THE IPO DATE AS REQUIRED BY SHANGHAI CENTURY’S AMENDED AND RESTATED ARTICLES OF ASSOCIATION. SHAREHOLDERS OF SHANGHAI CENTURY AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, SHANGHAI CENTURY’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH SHANGHAI CENTURY’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION.

SUCH PERSONS ARE ALSO ADVISED TO READ SHANGHAI CENTURY’S FINAL PROSPECTUS DATED APRIL 24, 2006 FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF SHANGHAI CENTURY’S OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS SHOULD THE ACQUISITION BE CONSUMMATED.

THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO SHAREHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE ACQUISITION. SHAREHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE AND WITHOUT CHARGE, BY DIRECTING A REQUEST TO:

SHANGHAI CENTURY ACQUISITION CORPORATION
23RD FLOOR, SHUN HO TOWER
24-30 ICE HOUSE STREET
CENTRAL, HONG KONG SAR
CHINA

THE PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, AND THE FINAL PROSPECTUS CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE AT HTTP://WWW.SEC.GOV.

Item 8.01.  Other Events.

Commencing June 5, 2007, Shanghai Century intends to hold presentations for its stockholders regarding its proposed acquisition (the “Acquisition”) of Sichuan Kelun Pharmaceutical Co., Ltd. (“Kelun”), as described in Shanghai Century’s Current Report on Form 8-K dated May 28, 2007. The presentation is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Presentation dated June 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2007	SHANGHAI CENTURY ACQUISITION CORPORATION

	By:	/s/ Franklin Chu
Franklin Chu
Co-Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation dated June 2007